                                                                     EXHIBIT 4.1

         NUMBER                                           SHARES




 INCORPORATED UNDER THE LAWS                            COMMON STOCK
 OF THE STATE OF TEXAS                                 $.01 Par Value

                                   [VIGNETTE]

                            SILVERLEAF RESORTS, INC.




 THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 828395 10 3
 DALLAS, TEXAS AND NEW YORK, NEW YORK       SEE REVERSE FOR CERTAIN RESTRICTIONS
                                                ON PREEMPTIVE AND OTHER RIGHTS.





 This Certifies that





 is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                            SILVERLEAF RESORTS, INC.

(hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         DATED:




            Secretary             [SEAL]                President


COUNTERSIGNED AND REGISTERED:
         CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                          TRANSFER AGENT AND REGISTRAR

BY
                              AUTHORIZED SIGNATURE

                            SILVERLEAF RESORTS, INC.


         THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH (A) THE AMOUNTS, DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OF CAPITAL STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE, INCLUDING ONE OR MORE SERIES OF PREFERRED STOCK, (B) A STATEMENT OF THE AUTHORITY VESTED IN THE BOARD OF DIRECTORS OF THE CORPORATION TO ESTABLISH ONE OR MORE SERIES OF PREFERRED STOCK AND TO DETERMINE THE PREFERENCES, CONVERSION RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AND OTHER TERMS OF ANY SERIES OF PREFERRED STOCK SO ESTABLISHED, (C) A DENIAL OF PREEMPTIVE RIGHTS OF THE SHAREHOLDERS TO ACQUIRE UNISSUED OR TREASURY SHARES OF THE CORPORATION, AND (D) A DENIAL OF THE RIGHT OF CUMULATIVE VOTING BY SHAREHOLDERS. THE CORPORATION WILL FURNISH A COPY OF THE FOREGOING PROVISIONS TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS REGISTERED OFFICE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM --  as tenants in common                            UNIF GIFT MIN ACT -- ______  Custodian   _______
 TEN ENT --  as tenants by the entireties                                         (Cust)              (Minor)
 JT TEN  --  as joint tenants with right of survivorship                          Under Uniform Gifts to Minors
             and not as tenants in common                                         Act
                                                                                     -------------------------
                                                                                              (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ----------------------------

                                        X
                                         ---------------------------------------
                                                      (SIGNATURE)

                                        X
                                         ---------------------------------------
                                                      (SIGNATURE)

                                        NOTICE:  THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY
                                        CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 174d-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Signature(s) Guaranteed



By:
   ------------------------------------------------